                                               Exhibit 10(w)











                 NEW ENGLAND ELECTRIC COMPANIES'

                       INCENTIVE SHARE PLAN


















                                     Adopted February 27, 1990
                                     Effective January 1, 1990
                                     Amended February 8, 1991
                                     Amended January 1, 1994
                                     Amended February 21, 1994
                                     Amended February 22, 1995
                                     Amended February 26, 1996
                                     Amended February 24, 1997

                        TABLE OF CONTENTS
                         -----------------

                                                             Page
                                                              ----

I.    PURPOSE. . . . . . . . . . . . . . . . . . . . . . . . . .1

II.   DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . .1
      2.01        Annual Incentive Share Award . . . . . . . . .1
      2.02        Beneficial Owner . . . . . . . . . . . . . . .1
      2.03        Benefits Committee . . . . . . . . . . . . . .2
      2.04        Cash Bonus . . . . . . . . . . . . . . . . . .2
      2.05        Change in Control. . . . . . . . . . . . . . .2
      2.06        Company. . . . . . . . . . . . . . . . . . . .3
      2.07        Compensation Committee . . . . . . . . . . . .4
      2.08        Continuing Directors . . . . . . . . . . . . .4
      2.09        Hardship . . . . . . . . . . . . . . . . . . .4
      2.10        ICP-I. . . . . . . . . . . . . . . . . . . . .4
      2.11        ICP-I Category A Participant . . . . . . . . .5
      2.12        ICP-I Category B Participant . . . . . . . . .5
      2.13        ICP-II . . . . . . . . . . . . . . . . . . . .5
      2.14        A Major Transaction. . . . . . . . . . . . . .5
      2.15        Management Committee . . . . . . . . . . . . .6
      2.16        Matching Percentage. . . . . . . . . . . . . .7
      2.17        New England Electric Company Management
                  Incentive Plan . . . . . . . . . . . . . . . .7
      2.18        New England Electric System. . . . . . . . . .8
      2.19        NEES Board . . . . . . . . . . . . . . . . . .8
      2.20        Participant. . . . . . . . . . . . . . . . . .8
      2.21        Incentive Compensation Plan III. . . . . . . .9
      2.22        Person . . . . . . . . . . . . . . . . . . . .9
      2.23        Plan . . . . . . . . . . . . . . . . . . . . .9
      2.24        Plan Year. . . . . . . . . . . . . . . . . . .9
      2.25        Restricted Shares. . . . . . . . . . . . . . 10
      2.26        Shares . . . . . . . . . . . . . . . . . . . 10
      2.27        System . . . . . . . . . . . . . . . . . . . 10
      2.28        Trustee. . . . . . . . . . . . . . . . . . . 10

III.  ADMINISTRATION . . . . . . . . . . . . . . . . . . . . . 10
      3.01        Administration and Interpretation. . . . . . 10
      3.02        Amendment or Termination.. . . . . . . . . . 11

IV.   ANNUAL INCENTIVE SHARE AWARD . . . . . . . . . . . . . . 11
      4.01        Calculation of Award.. . . . . . . . . . . . 11
      4.02        Purchase of Shares.. . . . . . . . . . . . . 11
      4.03        Timing of Purchase.. . . . . . . . . . . . . 13
      4.04        Distribution of Shares.. . . . . . . . . . . 13
      4.05        Change in Control.   . . . . . . . . . . . . 13

V.    RESTRICTED SHARES. . . . . . . . . . . . . . . . . . . . 14
      5.01        Assignment and Alienability. . . . . . . . . 14
      5.01A       Restriction on Shares to Officers. . . . . . 14
      5.02        Death or Disability. . . . . . . . . . . . . 15
      5.03        Change of Control. . . . . . . . . . . . . . 15
      5.04        Hardship.. . . . . . . . . . . . . . . . . . 15
      5.05        Voting, Tender, Dividend Rights. . . . . . . 15
      5.06        Deferral of Receipt of Shares. . . . . . . . 15

VI.   GENERAL PROVISIONS . . . . . . . . . . . . . . . . . . . 16
      6.01        Other Benefit Plan.. . . . . . . . . . . . . 16
      6.02        Future Employment. . . . . . . . . . . . . . 16
      6.03        Headings.  . . . . . . . . . . . . . . . . . 16
      6.04        Gender and Number. . . . . . . . . . . . . . 16
      6.05        Governing Law. . . . . . . . . . . . . . . . 17

SIGNATURE. . . . . . . . . . . . . . . . . . . . . . . . . . . 17

                 NEW ENGLAND ELECTRIC COMPANIES'
                       INCENTIVE SHARE PLAN
                    --------------------



I.   PURPOSE
     -------
     The purpose of the Incentive Share Plan (the Plan) is to achieve and maintain a high level of corporate performance and continue the identification of interest between management and shareholders by making it possible for those selected executives and individuals whose efforts and responsibilities have a direct and major influence on corporate performance to earn significant compensation, in the form of restricted shares, measured by the individual's achievements under other NEES company incentive compensation or bonus plans.

II.  DEFINITIONS
     -----------

     2.01 Annual Incentive Share Award means the award referred to in Article IV.

     2.02 Beneficial Owner shall have the meaning defined in Rule 13d-3 under the Exchange Act.

     2.03 Benefits Committee means the committee established in accordance with New England Electric System Companies' Final
Average Pay Pension Plan I.

     2.04 Cash Bonus means the total cash bonus awarded a Participant for a Plan Year under a New England Electric Company
Management Incentive Plan, including amounts awarded upon a Change in Control or a Major Transaction.

     2.05 Change in Control occurs when the conditions set forth in either of the following paragraphs shall have been satisfied:

           (i) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of New England Electric System (not including in the securities beneficially owned by such Person any securities acquired directly from New England Electric System or its affiliates) representing 20% or more of the combined voting power of New England Electric System's then outstanding securities; or

           (ii)  during any period of not more than two
                 consecutive years on or after January 1, 1995, individuals who at the beginning of such period constitute the NEES Board and any new director (other than a director designated by a Person who has entered into an agreement with New England Electric System to effect a transaction described in clause (i) of this paragraph) whose election by the NEES Board or nomination for election by New England Electric System's shareholders was approved or recommended by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved or recommended cease for any reason to constitute a majority of the NEES Board.

     2.06 Company means any New England Electric System Company that has an employee(s) who participates in the Plan.

     2.07 Compensation Committee means the compensation committee of the NEES Board.

     2.08 Continuing Directors means, as of the date of determination, any director who was a member of the NEES Board as of January 1, 1990, or who was recommended for his/her initial term of office by a majority of the Continuing Directors in office at the time of such recommendation, but excludes any director who, together with his/her affiliates, is the beneficial owner of 20% or more of the outstanding Shares (excluding securities beneficially owned by reason of being a trustee of any employee benefit plan of the System).

     2.09  Hardship means a circumstance where the Benefits
Committee determines that the Participant is suffering from a serious financial emergency resulting from circumstances beyond the Participant's control.

     2.10  ICP-I means New England Electric System Companies'
Incentive Compensation Plan, as amended from time to time.

     2.11 ICP-I Category A Participant means those participants designated as such pursuant to ICP-I, as amended from time to time.

     2.12 ICP-I Category B Participant means those participants designated as such pursuant to ICP-I, as amended from time to time.

     2.13  ICP-II means New England Electric System Companies'
Incentive Compensation Plan II, as amended from to time.

     2.14 A Major Transaction shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:
     (a) the shareholders of New England Electric System approve a merger or consolidation with any corporation or business trust, other than (i) a merger or consolidation which would result in the individuals who prior to such merger or consolidation constitute the NEES Board constituting at least two-thirds of the board of directors of New England

           Electric System or the surviving or succeeding entity immediately after such merger or consolidation, or
           (ii) a merger or consolidation effected to implement a recapitalization (or similar trasaction) in which no Person acquires more than 20% of the combined voting power of New England Electric System's then outstanding securities;
     (b) the shareholders of New England Electric System approve a plan of complete liquidation thereof; or
     (c) the shareholder of New England Electric System approve an agreement for the sale or disposition of all or substantially all of New England Electric System's assets, other than a sale or disposition which would result in the individuals who prior to such sale or disposition constitute the NEES Board constituting at least two-thirds of the board of directors of the Person purchasing such assets immediately after such sale or disposition.

     2.15 Management Committee means the Management Committee established in accordance with the New England Electric System
Companies' Incentive Compensation Plan I.

     2.16  Matching Percentage means:

           60% if the Participant is a participant in New
     England Electric Companies' Senior Incentive Compensation
     Plan;

           50% if the Participant is an ICP-I Category A
     Participant;

           45% if the Participant is an ICP-I Category B
     Participant;

           45% if the Participant is an ICP-I Category C
     Participant;

           45% if the Participant is a participant in ICP-II; or

           33% if the Participant is a participant in ICP-III.

     2.17  New England Electric Company Management Incentive
Plan means any or all of the following plans as in effect from time to time: New England Electric Companies' Senior Incentive
Compensation Plan; ICP-I; ICP-II; and ICP-III.

     2.18 New England Electric System means the trustee or trustees for the time being (as trustee or trustees but not personally) under an agreement and declaration of trust dated January 2, 1926, as amended, which is hereby referred to, and a copy of which as amended has been filed with the Secretary of The Commonwealth of Massachusetts. Any agreement, obligation, or liability made, entered into or incurred by or on behalf of New England Electric System binds only its trust estate, and no shareholder, director, trustee, or agent thereof assumes or shall be held to any liability therefor.

     2.19  NEES Board means board of directors of New England
Electric System.

     2.20 Participant means any individual who is a participant in a New England Electric Company Management Incentive Plan.

     2.21  Incentive Compensation Plan III means New England
Electric Companies' Incentive Compensation Plan III, as amended from time to time.

     2.22  Person shall have the meaning given in Section
3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (i) New England Electric System or any subsidiary thereof, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of New England Electric System or any subsidiary thereof, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of New England Electric System in substantially the same proportions as their ownership of shares of New England Electric System.

     2.23  Plan means the New England Electric Companies'
Incentive Share Plan, as amended from time to time.

     2.24  Plan Year means a calendar year.

     2.25 Restricted Shares means Shares issued under the Plan subject to the restrictions found in Article V.

     2.26  Shares means common shares of New England Electric
System.

     2.27 System means the New England Electric System holding company system.

     2.28 Trustee means any bank or other financial institution so designated by the Management Committee.

III. ADMINISTRATION
     --------------

     3.01 Administration and Interpretation. The Plan shall be administered by the Management Committee. Interpretations of the Plan by the Management Committee shall be final and binding on all parties; provided, however, any interpretations which would substantially increase the benefits under the Plan of any member of the Management Committee shall be referred to the Compensation Committee.

     3.02 Amendment or Termination. The Compensation Committee may amend or terminate the Plan at any time; provided, however, that no such action shall affect any right or obligation with respect to any Annual Incentive Share Award previously granted; and provided, further, the provisions of Sections 2.05, 2.08, and

5.03 may not be amended without the written consent of any Participant affected.

IV.  ANNUAL INCENTIVE SHARE AWARD
     ----------------------------

     4.01  Calculation of Award.  Each Participant's Annual
Incentive Share Award shall be determined by multiplying the Participant's Cash Bonus by the applicable Matching Percentage.

     4.02 Purchase of Shares. The Annual Incentive Share Award provided by the Companies shall be used to purchase Shares in the Participant's name. The number of Shares purchased shall be rounded up for any award amounts not sufficient to purchase a whole Share. Shares awarded may, at the option of the Compensation Committee, be either newly issued or purchased on the open market.
     If Shares are purchased on the open market, the Management Committee may require each Company to deposit cash in a trust as needed to buy the requisite number of Shares for awards as they are determined. The Trustee will invest the cash in Shares as soon as practicable. Any Shares purchased by the Trustee shall be held until all awards have been invested in Shares. Share awards shall be allocated and distributed to Participants as soon as practicable after completion of all purchases. Any awards held in trust shall be held for the exclusive benefit of the Participants.
     The price of Shares, whether purchased from the System or on the open market, will be computed on the basis of the average of high and low prices on the New York Stock Exchange - Composite Transactions as reported in The Wall Street Journal for the five consecutive trading days ending on the last trading day prior to the fifteenth day of January following the Plan Year for which the award applies, or the date of Change in Control, if applicable. If there is no trading in Shares on the New York Stock Exchange for a substantial amount of time during the five-day period, or if publication by The Wall Street Journal of reports of Share transactions for any day in the five-day period does not take place or is subject to reporting error, the value of Shares shall be determined by the System on the basis of such market quotations or other method as the System shall deem appropriate.

     The price of Shares purchased on the open market shall not include commissions. To the extent Shares held by the Trustee earn cash dividends, said dividends shall be allocated and distributed to Participants on a pro-rata basis.

     4.03  Timing of Purchase.  Purchase of Shares under the
Plan shall take place as soon as practicable following the end of the Plan Year for which the Annual Incentive Share Award applies.

     4.04  Distribution of Shares.   Shares shall be distributed
to Participants within a reasonable time after purchase is completed.

     4.05 Change in Control. In the event of a Change in Control or of a Major Transaction, each Participant will receive, within 30 days, a cash payment calculated in accordance with
Section 4.01. If the Change in Control or Major Transaction occurs prior to the determination and payment of the Participant's Cash Bonus for the Prior Year, the Participant will also receive within 30 days a cash payment calculated in accordance with Section 4.01 for that year. No further benefits in either Shares or cash will be payable for this Plan.

V.   RESTRICTED SHARES
     -----------------

     5.01  Assignment and Alienability.   All Shares awarded
under the Plan, in respect of performance prior to 1995, shall not be commuted, sold, assigned, transferred, or otherwise conveyed, whether voluntarily or involuntarily, for a period of five years from issuance.

     5.01A Restriction on Shares to Officers. All Shares awarded under the Plan to officers of New England Electric System, in respect of performance in 1996 and thereafter, shall not be commuted, sold, assigned, transferred, or otherwise conveyed, whether voluntarily or involuntarily, for a period of five years from issuance; provided, however, said Shares may be deferred to the New England Electric Companies' Deferred Compensation Plan.

     5.02 Death or Disability. In the event of a Participant's death or disability, any and all restrictions on Restricted
Shares shall lapse.

     5.03 Change of Control. In the event of a Change of Control or a Major Transaction, any and all restrictions on Restricted Shares shall lapse.

     5.04  Hardship.  In the event of Hardship, the Benefits
Committee may authorize a removal of restrictions on the number of Restricted Shares necessary to alleviate the Hardship.

     5.05 Voting, Tender, Dividend Rights. Participants hold all voting, tender offer, exchange offer, and dividend rights to Restricted Shares.

     5.06 Deferral of Receipt of Shares. Anything in this Plan to the contrary notwithstanding, a Participant may elect to defer receipt of an Annual Incentive Share Award and the related Shares by means of a separate agreement with the Participant's Company. Thereafter, the Participant's right to an incentive share award or shares deferred thereunder shall be governed solely by the terms of such other agreement.

VI.  GENERAL PROVISIONS
     ------------------

     6.01 Other Benefit Plan. Awards or other distributions issued under the Plan will not be used in determining a Participant's benefit under any group insurance plan or any incentive program.

     6.02 Future Employment. Neither the Plan nor the making of awards hereunder shall be construed to create any obligation to continue the Plan or to give any present or future employee any right to continued employment.

     6.03 Headings. The headings of articles and sections of the Plan are for convenience of reference only.

     6.04 Gender and Number. Unless the context requires otherwise, the singular shall include the plural; the masculine gender shall include the feminine; and such words as "herein", "hereinafter", "hereof", and "hereunder" shall refer to this instrument as a whole and not merely to the subdivisions in which such words appear.

     6.05 Governing Law. Except as otherwise required by law, the Plan and all matters arising thereunder shall be governed by the laws of The Commonwealth of Massachusetts.



SIGNATURE                      February 24, 1997              s/George M. Sage
Date: ______________________   _________________________________
                               Pursuant to Votes dated February
                               21, 1994, February 22, 1995,
                               February 26, 1996, and February
                               24, 1997, by the Compensation
                               Committee